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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                APRIL 20, 1998
                                --------------


                           Date of report (Date of
                           earliest event reported)



                   WILSHIRE REAL ESTATE INVESTMENT TRUST INC.
             (Exact name of registrant as specified in its charter)



    MARYLAND                    0-23911                         52-2081138
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   (State or other         Commission File Number             (I.R.S. Employer
   jurisdiction of                                        Identification Number)
    incorporation)
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                  1776 SW MADISON STREET, PORTLAND, OR  97205
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             (Address of principal executive offices)  (Zip Code)


                                (503) 223-5600
              Registrant's telephone number, including area code


                                Not Applicable
         ------------------------------------------------------------
               (Former name or former address, if changed since
                                 last report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On April 20, 1998, Wilshire Real Estate Investment Trust Inc. (the "Company") acquired five (5) retail buildings and an office complex/warehouse/distribution center, totaling 444,864 square feet, from G.I. Joe's, Inc., an unaffiliated third party. The purchase price was approximately $28.5 million. Approximately $7.5 million of the purchase price was provided in cash from the Company's initial public offering of common stock. The source of the balance of the purchase price was a mortgage loan in the amount of approximately $21.0 million from Credit Suisse First Boston Mortgage Capital LLC. The purchase price was determined through arms length negotiations between the Company and G.I. Joe's, Inc. The retail buildings are located in Salem, Oak Grove, Lake Oswego and Gresham, all in the State of Oregon. The office/warehouse/ distribution center is located in Wilsonville, Oregon. All of the buildings are leased to G.I. Joe's, Inc. on competitive market rents under fifteen year leases ending in April 2013. G.I. Joe's subleases 29,952 square feet in Salem to Office Depot, Inc. The land at the Gresham location is under a 50-year ground lease (expiration in year 2037) with five (5) 10-year options between G.I. Joe's and Gresham RPR Associates, an unaffiliated entity. A 10.90 acre tract available for future development by the Company is adjacent to the office complex/warehouse/distribution center.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) As of the date of this Form 8-k, the financial statements relating to the asset acquired are not available, but will be filed by the Company on Form 8-k as soon as practicable.

(b) As of the date of this Form 8-K, the pro forma financial information relating to the assets acquired is not available, but will be filed by the Company on Form 8-K as soon as practicable.


(c)  Exhibits.


     2.1 Purchase and Sale Agreement, between WREP 1998-1 LLC, G.I. Joe's, Inc. and PD Properties, L.L.C., dated April 17, 1998, (incorporated by reference to the Company's 10-Q for the second quarter 1998 (File No. 0-23911), Exhibit 10.1).

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                                 SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    WILSHIRE REAL ESTATE
                                     INVESTMENT TRUST INC.



Date:  September 29, 1998           By: /s/ Chris Tassos
                                    ---------------------------
                                    Chris Tassos
                                    Executive Vice President and
                                    Chief Financial Officer

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